EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Jabil Circuit, Inc. (the “Company”) on Form 10-K for the fiscal year ended August 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Forbes I.J. Alexander, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ FORBES I.J. ALEXANDER

Forbes I.J. Alexander
Chief Financial Officer

Date: November 5, 2004